UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_______________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
AKEBIA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93196-P40331 AKEBIA THERAPEUTICS, INC. 245 FIRST STREET CAMBRIDGE, MA 02142 2026 Annual Meeting June 17, 2026 10:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/AKBA2026 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 17, 2026. AKEBIA THERAPEUTICS, INC. *Please check the meeting materials for any special requirements for meeting attendance. You invested in AKEBIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Vote in Advance of the Meeting Vote by June 16, 2026 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* June 17, 2026 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/AKBA2026 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93197-P40331 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of three Class III Directors to serve until the Company’s 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. For Nominees: 01) Adrian Adams 02) Michael Rogers 03) LeAnne M. Zumwalt 2. Approval of an amendment to the Company’s Ninth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 375,000,000 to 525,000,000 and to increase the number of authorized shares of common stock from 350,000,000 to 500,000,000. For 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement. For 4. Approval, on an advisory basis, of the frequency of the advisory vote on executive compensation. 1 Year 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.